                      FOURTH AMENDMENT


                             TO


                      CREDIT AGREEMENT


               Dated as of September 23, 1996


                            Among


         LABORATORY CORPORATION OF AMERICA HOLDINGS
(formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), as Borrower,


                   THE BANKS NAMED HEREIN,
                        as Banks, and


              CREDIT SUISSE (NEW YORK BRANCH),
                   as Administrative Agent

          FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of September 23, 1996 among LABORATORY CORPORATION OF AMERICA HOLDINGS (formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE (NEW YORK BRANCH) ("CS"), as administrative agent (the "Administrative Agent") for the Lenders hereunder.


                    PRELIMINARY STATEMENT

          The parties hereto (i) have entered into a Credit Agreement dated as of April 28, 1995 (as amended, the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,250,000,000 on the terms and subject to the conditions set forth therein and
(ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                          ARTICLE I

                         AMENDMENTS

          SECTION  1.01.  Amendment of Definitions.  Section
1.01 of the Credit Agreement is hereby amended as follows:

          (a) Definition of Applicable Margin. The definition of Applicable Margin is hereby amended by (i) deleting the words set forth below in italic type with strikeover lines and (ii) adding the words set forth below in bold-face type with underscoring, to read in its entirety as follows:

          "Applicable Margin" means, with respect to Eurodollar Rate Advances or Base Rate Advances, as the case may be:

          (a)  for all times during which the Investor Group
     Interest equals or exceeds 25%, the applicable percentage set forth in the chart immediately below:

                            Revolving
                             Credit
                            Advances    Term Advances

Eurodollar Rate Margin       0.875%         1.00%
Base Rate Margin             0.0%           0.0%;


          and (b) for all times during which the
          Investor Group Interest is less than 25%, the applicable percentage set forth in the chart immediately below based on the Performance
          Level of the Borrower determined by reference to the most recent financial statements delivered to the Administrative Agent pursuant to Section 5.01(l)(i) or (ii), as applicable (any change in the Applicable
          Margin based on Performance Levels shall be effective upon the earlier of (i) the date of delivery of financial statements to the Administrative Agent pursuant to Section
          5.01(l)(i) or (ii), as applicable, which financial statements evidence a Performance
          Level requiring such change, and (ii) the latest date permitted for such delivery pursuant to Section 5.01(l)(i) or (ii), as applicable):

        Term Advances:

 Performance     Base Rate     Eurodollar
   Level          Margin      Rate Margin
- ------------     ---------     -----------
Level I            0.50%          1.50%
Level II           0.25%          1.25%
Level III          0.0%           1.00%
Level IV           0.0%           0.75%;


        Revolving Credit Advances:

 Performance     Base Rate     Eurodollar
      Level        Margin      Rate Margin
- ------------     ---------     -----------
Level I             0.0%           1.00%
Level II            0.0%           0.875%
Level III           0.0%           0.75%
Level IV            0.0%           0.625%

      (b) Definition of Designated Acquisitions. The definition of Designated Acquisitions is hereby amended by
(i) deleting the words set forth below in italic type with strikeover lines and (ii) adding the words set forth below in bold-faced type with underscoring, to read in its entirety as follows:

      "Designated   Acquisitions"  means  the two Acquisitions described in
the Borrower's memorandum dated September 17, 1996 addressed to the Banks; provided that:

     (i)   the aggregate Purchase Price (including
           contingent payments) for both Designated
           Acquisitions shall in no event exceed
           $16,300,000;

     (ii)  no amount shall be paid in respect of
           principal, interest, contingent payments or otherwise as Purchase Price for such Designated Acquisitions during the period commencing September 30, 1996 and ending
           March 31, 1997 other than up to $2,308,000 in the aggregate as cash consideration to be paid at the closings of the Designated
           Acquisitions;

     (iii) any Debt or other Obligations issued or incurred by the Borrower or any of its Subsidiaries in connection with the
           Designated Acquisitions shall (a) be
           unsecured, (b) rank in priority of payment junior to or pari passu with the Obligations of the Borrower under the Loan
           Documents, (c) comply with the terms of the Loan Documents, including, without limitation, Article V hereof and (d) otherwise be satisfactory in form and substance to the Administrative Agent; and

     (iv)  the Designated Acquisitions shall be
           consummated on terms and conditions not
           materially less favorable to the Borrower or any of its Subsidiaries than the terms and conditions set forth in such memorandum.

         SECTION 1.02. Amendment of Conditions Precedent to Each Borrowing. Section 3.02(ii) of the Credit Agreement is hereby amended by adding the words set forth below in bold-face type with underscoring, to read in its entirety as follows:

          (ii) no event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, which constitutes a Default; provided, however, that notwithstanding any contrary provision in this Agreement, no Default shall exist for purposes of this Section 3.02(ii) during the period commencing
     January 1, 1997 through March 31, 1997, solely by virtue of Borrower's potential failure to maintain, for the four fiscal quarter period ending March 31, 1997, the Leverage Ratio specified for such period in Section 5.01(i) or the Interest Coverage Ratio specified for such period in Section 5.01(j) (and Borrower may, if all other conditions precedent for a Borrowing are satisfied, issue a Notice of Borrowing hereunder), provided in each case that, based on financial projections and other information then available to Borrower, on a pro forma basis, the Leverage
     Ratio for the four fiscal quarter period ending
     March 31, 1997 will not be more than 5.75 to 1.0 and the Interest Coverage Ratio for the four fiscal quarter period ending March 31, 1997 will not be less than 2.70 to 1.0, after giving effect to such Borrowing and the application of the proceeds therefrom.

          SECTION 1.03.  Amendment of Affirmative Covenants.
Section 5.01 of the Credit Agreement is hereby amended as follows:

     (a)   Leverage  Ratio.   Section  5.01(i)  of  the
Credit Agreement is hereby amended by (i) deleting the words set forth below in italic type with strikeover lines and (ii) adding the words set forth below in bold-face type with underscoring, to read in its entirety as follows:

          (i) Leverage Ratio. Maintain at the end of each four fiscal quarter period specified below a Leverage Ratio of not more than the ratio set forth below:

                Four Fiscal
            Quarters Ending in              Ratio
            ------------------          -------------
            September 1996                 6.50:1.0
            December 1996                  6.50:1.0
            March 1997                     4.00:1.0
            June 1997                      4.00:1.0
            September 1997                 3.75:1.0
            December 1997                  3.25:1.0
            March 1998                     3.25:1.0
            June 1998                      3.25:1.0
            September 1998                 3.25:1.0
            December 1998                  3.00:1.0
            March 1999                     3.00:1.0
            June 1999                      3.00:1.0
            September 1999                 3.00:1.0
            December 1999                  2.50:1.0
            March 2000                     2.50:1.0
            June 2000                      2.50:1.0
            September 2000                 2.50:1.0
            December 2000                  2.50:1.0
            March 2001                     2.50:1.0.


          (b) Interest Coverage Ratio. Section 5.01(j) of the Credit Agreement is hereby amended by (i) deleting the words set forth below in italic type with strikeover lines and (ii) adding the words set forth below in bold-face type with underscoring, to read in its entirety as follows:

          (j)  Interest Coverage Ratio.  Maintain at
     the end of each four fiscal quarter period specified below an Interest Coverage Ratio of not less than the ratio set forth below:

                Four Fiscal
            Quarters Ending in              Ratio
            ------------------          --------------
            September 1996                 2.50:1.0
            December 1996                  2.50:1.0
            March 1997                     3.80:1.0
            June 1997                      4.10:1.0
            September 1997                 4.10:1.0
            December 1997                  4.40:1.0
            March 1998                     4.40:1.0
            June 1998                      4.60:1.0
            September 1998                 4.60:1.0
            December 1998                  5.00:1.0
            March 1999                     5.00:1.0
            June 1999                      5.40:1.0
            September 1999                 5.40:1.0
            December 1999                  5.90:1.0
            March 2000                     5.90:1.0
            June 2000                      6.00:1.0
            September 2000                 6.00:1.0
            December 2000                  6.50:1.0
            March 2001                     7.00:1.0

          SECTION  1.04.  Amendment of Acquisition Covenant.
Section 5.02(h) of the Credit Agreement is hereby amended by
(i) deleting the words set forth below in italic type with strikeover lines and (ii) adding the words set forth below in bold-face type with underscoring, to read in its entirety as follows:

          (h) Acquisitions. Make or permit any of its Subsidiaries to make acquisitions outside the ordinary course of business of assets of or equity in any Person ("Acquisitions") other than the following: (i) Investments permitted by the terms of Section 5.02(f) (other than clause (ii) thereof); (ii) other Acquisitions if the sum of the Purchase Price for such Acquisitions plus the aggregate Purchase Price for all other
     Acquisitions (x) made in the immediately preceding
     12 calendar months period, does not exceed (1) during calendar year 1996, the sum of (x)
     $20,000,000 plus (y) the aggregate Purchase Price for the Designated Acquisitions, or (2) thereafter, $50,000,000, except that during the period commencing September 30, 1996 and ending
     March 31, 1997, the Borrower shall not make any Acquisitions, other than the Designated Acquisitions and (y) made during the term of this Agreement, does not exceed $260,000,000; provided that if the Purchase Price for any such Acquisition is more than $10,000,000 and less than $25,000,000, then the Borrower shall give the Administrative Agent and the Lenders at least five Business Days' notice thereof, and if the Purchase Price is $25,000,000 or more, the following conditions must be met: (A) at least ten Business Days prior to such proposed
     Acquisition, the Borrower shall have delivered to the Administrative Agent and the Lenders
     Consolidated modeled financial statements of the Borrower (including a balance sheet and statements of earnings, cash flows and stockholders' equity) as at the end of and for the most recent period of four fiscal quarters ending at least 45 days prior to the delivery of such financial statements, which financial statements shall (a) be certified
     (subject to normal year-end audit adjustments and the absence of footnotes) on behalf of the Borrower by the chief financial officer of the Borrower, (b) give effect to all Acquisitions
     (including such proposed Acquisition) made or proposed to be made since the end of such period and (c) show the Borrower would be in compliance with the Interest Coverage Ratio for such period;
     provided further that, at the time of the making of any Acquisition and after giving effect to such Acquisition, no Default shall have occurred and be continuing.

          SECTION 1.05. Amendment of Capital Expenditure Covenant. Section 5.02(n) of the Credit Agreement is hereby amended by (i) deleting the words set forth below in italic type with strikeover lines and (ii) adding the words set forth below in bold-face type with underscoring, to read in its entirety as follows:

          (n)  Capital Expenditures.  Not make, or
     permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period:

                Year Ending In             Amount
                --------------          -------------
                 December 1996           $60,000,000
                 December 1997           $50,000,000
                 December 1998           $70,000,000
                 December 1999           $70,000,000
                 December 2000           $70,000,000
                 December 2001           $70,000,000

     ; provided, however, that (1) during the period commencing January 1, 1997 and ending March 31,
     1997, Capital Expenditures shall not exceed
     $10,000,000, and (2) if in any period specified above (other than the year ending December 31, 1996) the amount of Capital Expenditures set forth above for such period exceeds the amount of Capital Expenditures actually made by the Borrower and its Subsidiaries in such period, the Borrower and its Subsidiaries shall be entitled to make additional Capital Expenditures in the next period specified above in an amount of up to the lesser of (x) the amount of such excess or (y)
     $20,000,000.

                         ARTICLE II

             CONDITIONS PRECEDENT FOR AMENDMENT

          SECTION 2.01.  Conditions for Effectiveness.  This
Amendment shall become effective on the date upon which each of the following conditions precedent is satisfied:

          (a) Amendment Fees. The Agent shall have received for the account of each Bank that has executed this Amendment, in immediately available funds, an amount equal to the product of (x) the combined Revolving Commitment and Term Commitment of such Bank and (y) 0.0025.

          (b)   Amendment.   The Agent shall  have  received
counterparts of this Amendment duly executed by the Borrower and Required Lenders.


                         ARTICLE III

               REPRESENTATIONS AND WARRANTIES

          SECTION  3.01.  Representations and Warranties  of
the  Borrower.   The  Borrower represents  and  warrants  as
follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

          (d)   This  Amendment has been duly  executed  and
     delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

          (e) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

          (f) No event has occurred and is continuing which constitutes a Default.

                         ARTICLE IV
                        MISCELLANEOUS

          SECTION  4.01.   Governing  Law.   This  Amendment
shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

          SECTION 4.02. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 4.03. Effect on the Credit Agreement. Upon execution and delivery of this Amendment, each reference in the Credit agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Amendment shall become effective as of the date first above written when the conditions set forth in Article II of this Amendment shall have been satisfied. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:             LABORATORY CORPORATION OF AMERICA
                        HOLDINGS


                      By: /s/HAYWOOD D COCHRANE, JR.
                          -------------------------------
                          Name:  Haywood D. Cochrane, Jr.
                          Title: Executive Vice President
                          and Cheif Financial Officer



ADMINISTRATIVE        CREDIT SUISSE (NEW YORK BRANCH),
  AGENT:                as Administrative Agent


                      By: /s/ KARL STUDER
                          ----------------------------
                          Name:  Karl Studer
                          Title: Member of Senior Mgt.


                      and


                      By: /s/ DANIELA HESS
                          -------------------
                          Name:  Daniela Hess
                          Title: Associate

                         CREDIT SUISSE (NEW YORK
                           BRANCH)


                         By:  /s/KARL STUDER
                              ----------------------------
                              Name:  Karl Studer
                              Title: Member of Senior Mgt.


                         By:  /s/DANIELA HESS
                              -------------------
                              Name:  Daniela Hess
                              Title: Associate

                         BANK OF AMERICA ILLINOIS


                         By:  /s/WENDY L. LORING
                              ----------------------
                              Name:  Wendy L. Loring
                              Title: Vice President

                         BANQUE NATIONALE DE PARIS


                         By:  /s/ RICHARD L. STED
                              ----------------------------
                              Name:  Richard L. Sted
                              Title: Senior Vice President


                         By:  /s/ BONNIE G. EISENSTAT
                              --------------------------
                              Name:  Bonnie G. Eisenstat
                              Title: Vice President
                                     Corporate Banking
                                     Division

                         BAYERISCHE LANDESBANK
                           GIROZENTRALE


                         By:  /s/ WILFRIED FREUDENBERGER
                              -----------------------------
                              Name:  Wilfried Freudenberger
                              Title: Executive Vice
                                     President and General
                                     Manager


                         By:  /s/ PETER OBERMANN
                              -------------------------------
                              Name:  Peter Obermann
                              Title: Senior Vice President
                                     Manager Lending Division

                         THE CHASE MANHATTAN BANK


                         By:  /s/ SCOTT S. WARD
                              ---------------------
                              Name:  Scott S. Ward
                              Title: Vice President

                         CREDIT LYONNAIS
                           CAYMAN ISLANDS BRANCH


                         By:  /s/ FARBOUD TAVANGAR
                              ---------------------------
                              Name:  Farboud Tavangar
                              Title: Authorized Signature

                         DEUTSCHE BANK AG
                         NEW YORK BRANCH and/or
                         CAYMAN ISLANDS BRANCH


                         By:  /s/ WOLF A. KLUGE
                              --------------------
                              Name:  Wolf A. Kluge
                              Title: Vice President


                         By:  /s/ JAN PETER HARTMANN
                              -------------------------
                              Name:  Jan Peter Hartmann
                              Title: Assistant Vice President

                         THE FUJI BANK, LTD.
                           (NEW YORK BRANCH)


                         By:  /s/ MASANOBU KOBAYASHI
                              -------------------------
                              Name:  Masanobu Kobayashi
                              Title: Vice President & Manager

                         NATIONSBANK, N.A.


                         By:  /s/ ASHLEY M. CRABTREE
                              -------------------------
                              Name:  Ashley M. Crabtree
                              Title: Vice President

                         SOCIETE GENERALE


                         By:  /s/ GEORG L. PETERS
                              ----------------------
                              Name:  Georg L. Peters
                              Title: Vice President

                         THE SUMITOMO BANK, LIMITED,
                           NEW YORK BRANCH


                         By:  /s/ SURESH S. TATA
                              ----------------------------
                              Name:  Suresh S. Tata
                              Title: Senior Vice President

                         SWISS BANK CORPORATION


                         By:  /s/ HANNO HUBER
                              -------------------------
                              Name:  Hanno Huber
                              Title: Associate Director
                                     Corporate Clients
                                     Switzerland


                         By:  /s/ GUIDO W. SCHULER
                              -------------------------
                              Name:  Guido W. Schuler
                              Title: Executive Director
                                     Corporate Clients
                                     Switzerland

                         WACHOVIA BANK OF GEORGIA, N.A.


                         By:  /s/ JAMES C. RATCLIFF, JR.
                              -----------------------------
                              Name:  James C. Ratcliff, Jr.
                              Title: Vice President

                         WESTDEUTSCHE LANDESBANK


                         By:  /s/ DONALD F. WOLF
                              ---------------------
                              Name:  Donald F. Wolf
                              Title: Vice President


                         By:  /s/ C. RUHLAND
                              ---------------------
                              Name:  C. Ruhland
                              Title: Vice President

                         BANK BRUSSELS LAMBERT (NEW YORK
                          BRANCH)*


                         By:  /s/ DOMINICK H.J. VANGAEVER
                              ------------------------------
                              Name:  Dominick H.J. Vangaever
                              Title: Vice President
                                     Credit Department


                         By:  /s/ JURGEN RIGTERINK
                              -----------------------
                              Name:  Jurgen Rigterink
                              Title: Vice President

________________________________
* Bank Brussels Lambert, New York Branch ("BBL") is executing this Amendment to evidence its consent ot each of the amendments of the Credit
   Agreement set forth in this Amendment other than the amendments set forth in Section 1.01 (b) and the reference to the Designated Acquisitions in
   Section 1.04 of this Amendment (the "Excluded Amendments"). The execution and delivery of this Amendment by BBL is not intended to, and should not be construed as, its consent to the Excluded Amendments.

                         COMMERZBANK AKTIENGESELLSCHAFT,
                           ATLANTA AGENCY


                         By:  /s/ HARRY YERGEY
                              ---------------------
                              Name:  Harry Yergey
                              Title: Vice President


                         By:  /s/ W. DAVID SUTTLES
                              -----------------------
                              Name:  W. David Suttles
                              Title: Vice President

                         FIRST UNION NATIONAL BANK


                         By:  /s/ JOSEPH H. TOWELL
                              ----------------------------
                              Name:  Joseph H. Towell
                              Title: Senior Vice President